UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

6105 Trenton Lane North, Minneapolis, Minnesota 55442
(Address of principal executive offices) (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On May 16, 2007, the Board of Directors of Select Comfort Corporation (the “Company”) approved amendments to the Company’s Bylaws in accordance with stock exchange listing requirements mandating that listed companies become eligible to participate in the Direct Registration System prior to January 1, 2008. The Direct Registration System is a method of recording registered share ownership in “book entry” form without the need for physical paper certificates.

The Board approved the amendment and restatement of Sections 1 and 4 of Article V of the Company’s Bylaws as follows:

Section 1. Certificates of Stock. The shares of the Corporation may be either certificated shares or uncertificated shares or a combination thereof. A resolution approved by a majority of the directors may provide that some or all of any or all classes and series of the shares of the Corporation will be uncertificated shares. Every owner of certificated shares of the Corporation shall be entitled to a certificate, to be in such form as shall be prescribed by the Board of Directors, certifying the number of shares of the Corporation owned by such shareholder. The certificates for such shares shall be numbered in the order in which they shall be issued and shall be signed, in the name of the Corporation, by the President and by the Secretary or Assistant Secretary or by such officers as the Board of Directors may designate.

Section 4. Transfers of Stock. Transfers of stock shall be made on the books of the Corporation only by the record holder of such stock, or by an attorney lawfully constituted in writing, and, in the case of stock represented by a certificate, upon surrender of the certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer.

Prior to the amendment and restatement, Sections 1 and 4 of Article V of the Bylaws read as follows:

Section 1. Certificates of Stock. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by the President and the Secretary or an Assistant Secretary of the Corporation, if there be one, certifying the number of shares owned by him or her in the Corporation. The certificates of stock of each class shall be numbered in the order of their issue.

Section 4. Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

A complete copy of the amended and restated Bylaws of the Company, reflecting the amendments described above, is attached as Exhibit 3.1 to this Form 8-K.

ITEM 8.01. OTHER EVENTS

The company held its annual meeting of shareholders at the Company’s corporate offices on Tuesday, May 15, 2007.

At the annual meeting, shareholders re-elected to the Board of Directors Messrs. Thomas J. Albani, David T. Kollat and William R. McLaughlin, each for a term of three years, expiring at the 2010 annual meeting of shareholders.

Also at the annual meeting, shareholders approved the appointment of KPMG LLP, certified public accountants, as the Company’s independent auditors for the fiscal year ending December 29, 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

 Exhibit 3.1     Amended and Restated Bylaws of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: May 21, 2007	By: Mark A. Kimball
Title: Senior Vice President

INDEX TO EXHIBITS

Exhibit No.     Description of Exhibit

3.1         Amended and Restated Bylaws of the Company